                                                            Exhibit 99.19

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and/or Chairman of the Board and Chief Executive Officer and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                                  /s/ George S. Bissell
                                                  ------------------------------
                                                      George S. Bissell
                                                      Director/Trustee,
                                                      Chairman of the Board


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and/or Chief Executive Officer and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.




                                                  /s/ Albert H. Elfner, III
                                                  ------------------------------
                                                      Albert H. Elfner, III
                                                      Director/Trustee,
                                                      President and Chief
                                                      Executive Officer

Dated: December 14, 1994

                                POWER OF ATTORNEY



         I, the undersigned, hereby constitute Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director, Trustee or officer and for which Keystone Investment Management Company serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.



                                                  /s/ J. Kevin Kenely
                                                  ------------------------------
                                                      J. Kevin Kenely
                                                      Treasurer




Dated: December 15, 1995



#101606c6

                               POWER OF ATTORNEY


         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                                  /s/ Frederick Amling
                                                  ------------------------------
                                                      Frederick Amling
                                                      Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.



                                                  /s/ Charles A. Austin III
                                                  ------------------------------
                                                     Charles A. Austin III
                                                     Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.



                                                  /s/ Edwin D. Campbell
                                                  ------------------------------
                                                      Edwin D. Campbell
                                                      Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.



                                                  /s/ Charles F. Chapin
                                                  ------------------------------
                                                      Charles F. Chapin
                                                      Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                                  /s/ K. Dun Gifford
                                                  ------------------------------
                                                      K. Dun Gifford
                                                      Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.



                                                  /s/ Leroy Keith, Jr.
                                                  ------------------------------
                                                      Leroy Keith, Jr.
                                                      Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                                  /s/ F. Ray Keyser,Jr.
                                                  ------------------------------
                                                      F. Ray Keyser, Jr.
                                                      Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.



                                                  /s/ David M. Richardson
                                                  ------------------------------
                                                      David M. Richardson
                                                      Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                                  /s/ Richard J. Shima
                                                  ------------------------------
                                                      Richard J. Shima
                                                      Director/Trustee


Dated: December 14, 1994

                               POWER OF ATTORNEY



         I, the undersigned, hereby constitute Roger T. Wickers, Rosemary D. Van Antwerp, Jean S. Loewenberg, Dorothy E. Bourassa, James M. Wall and Melina M. T. Murphy, each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-1 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter a Director or Trustee and for which Keystone Custodian Funds, Inc. serves as Adviser or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and in my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


                                                  /s/ Andrew J. Simons
                                                  ------------------------------
                                                      Andrew J. Simons
                                                      Director/Trustee


Dated: December 14, 1994